UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 12, 2005

HRPT PROPERTIES TRUST

 (Exact Name of Registrant as Specified in Its Charter)

Maryland

 (State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

 (Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

AMENDMENT TO DECLARATION OF TRUST.

                On September 12, 2005, we filed Articles of Amendment to our Declaration of Trust increasing the number of our authorized shares from 275,000,000 to 300,000,000.  Our authorized shares are currently classified as follows: (i) 250,000,000 common shares, $0.01 par value per share of beneficial interest; and (ii) 50,000,000 preferred shares, $0.01 par value per share.

In addition, on September 12, 2005, we filed Articles Supplementary to our Declaration of Trust increasing the number of our authorized preferred shares which are designated as Junior Participating Preferred Shares from 2,250,000 to 2,500,000.

The Articles of Amendment and Articles Supplementary were each effective upon filing.

Item 8.01.  Other Events.

SALE OF COMMON SHARES OF BENEFICIAL INTEREST.

                On September 13, 2005, we priced an underwritten public offering of 10,000,000 common shares of beneficial interest. We expect to issue and deliver these shares on or about September 16, 2005.  The public offering price was $13.12 per share.  We expect to use the $124.8 million of net proceeds of the offering (after estimated expenses and underwriters’ discounts and commissions) to reduce amounts outstanding on our revolving bank credit facility.  We also granted the underwriters an option to purchase an additional 1,500,000 common shares to cover overallotments.

                A prospectus supplement relating to these common shares will be filed with the Securities and Exchange Commission.  This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale is not permitted.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS, INCLUDING WITH RESPECT TO THE COMPANY’S ISSUANCE OF THE COMMON SHARES (INCLUDING THE OVERALLOTMENT OPTION) AND THE AMOUNT AND USE OF PROCEEDS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT EXPECTATIONS, BUT THESE STATEMENTS AND THE IMPLICATIONS OF THESE STATEMENTS ARE NOT GUARANTEED.  YOU SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD LOOKING STATEMENTS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

1.1	Purchase Agreement, dated as of September 13, 2005, between HRPT Properties Trust and the uxnderwriters named therein relating to the sale of 10,000,000 common shares of beneficial interest.

3.1	Third Amendment and Restatement of Declaration of Trust of HRPT Properties Trust dated July 1, 1994, as amended to date.

3.2	Articles Supplementary, dated September 12, 2005, to Third Amendment and Restatement of Declaration of Trust, dated July 1, 1994, increasing the Junior Participating Preferred Shares.

5.1	Opinion of Venable LLP.

8.1	Opinion of Sullivan & Worcester LLP as to tax matters.

23.1	Consent of Venable LLP (contained in Exhibit 5.1).

23.2	Consent of Sullivan & Worcester LLP (contained in Exhibit 8.1).

23.3	Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRPT PROPERTIES TRUST

By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial
Officer

Date:  September 13, 2005